SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONMED HEALTHCARE MANAGEMENT, INC.
(Name of Registrant As Specified in its Charter)
N/A
(Name of Persons Filing Proxy Statement, if other than Registrant)
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CONMED HEALTHCARE MANAGEMENT, INC.
7250 Parkway Drive
Suite 400
Hanover, MD 21076

April 23, 2008
Dear Fellow Stockholder:

The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Conmed Healthcare Management, Inc. (the “Company” or “CMHM”) will be held at 10:00 a.m. on Thursday, May 29, 2008 at 7250 Parkway Drive, Suite 400, Hanover, Maryland 21076. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company’s Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended December 31, 2007 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the five persons listed as candidates for a position on the Company’s Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote “FOR” the ratification of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, (c) as to Proposal 3, the Proxy confers authority to vote “FOR” amendment of the Company’s 2007 Stock Option Plan to increase the number of options to purchase shares of Common Stock reserved for issuance under the Plan from one million six hundred thousand (1,600,000) to two million three hundred fifty thousand, (2,350,000); and (d) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Thank you for your investment and continued interest in Conmed Healthcare Management, Inc.

Sincerely,

/s/ Richard W. Turner, Ph.D.
Richard W. Turner, Ph.D.
President and Chief Executive Officer

CONMED HEALTHCARE MANAGEMENT, INC.
7250 Parkway Drive
Suite 400
Hanover, MD 21076
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 29, 2008

To our Stockholders:

Notice is hereby given that the 2008 Annual Meeting (the “Annual Meeting”) of stockholders of Conmed Healthcare Management, Inc. (the “Company” or “CMHM”), a Delaware corporation, will be held at our principal office at 7250 Parkway Drive, Suite 400, Hanover, MD 21076, on Thursday, May 29, 2008 at 10:00 a.m., for the following purposes:

(1)	To elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

(2)	To ratify the appointment by the Audit Committee of our Board of Directors of McGladrey & Pullen, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2008; and

(3)
To amend the Company’s 2007 Stock Option Plan to increase the number of options to purchase shares of Common Stock reserved for issuance under the Plan from one million six hundred thousand (1,600,000) to two million three hundred fifty thousand, (2,350,000); and

(4)	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 16, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ John Pappajohn
John Pappajohn, Chairman
April 23, 2008

CONMED HEALTHCARE MANAGEMENT, INC.
7250 Parkway Drive
Suite 400, Hanover, MD 21076
PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Conmed Healthcare Management, Inc. of proxies to be voted at the 2008 Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 29, 2008 at our principal office at 7250 Parkway Drive, Suite 400, Hanover, MD 21076 and at any adjournments thereof (the “Annual Meeting”). In this proxy statement, Conmed Healthcare Management, Inc. is referred to as “CMHM”, “we”, “us”, “our” or “the Company” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) to ratify the appointment by the Audit Committee of our Board of Directors of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; (iii) to amend the Company’s 2007 Stock Option Plan to increase the number of options to purchase shares of Common Stock reserved for issuance under the Plan from one million six hundred thousand (1,600,000) to two million three hundred fifty thousand, (2,350,000); and (iv) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of Common Stock of the Company at the close of business on April 16, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of the Company are located at 7250 Parkway Drive, Suite 400, Hanover, MD 21076 and its telephone number is (410) 567-5520. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 7, 2008. A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 is enclosed with these materials, but should not be considered proxy solicitation material.

INFORMATION CONCERNING SOLICITATION AND VOTING

As of the Record Date, there were 12,024,222 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately 431 beneficial holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year 2008 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

The amendment of the Company’s 2007 Stock Option Plan to increase the number of options to purchase shares of Common Stock reserved for issuance, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

“Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Proposals 1, 2 and 3 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

All proxies received will be voted in accordance with the choices specified on such proxies. Proxies will be voted in favor of a proposal if no contrary specification is made. All valid proxies obtained will be voted at the discretion of the persons named in the proxy with respect to any other business that may come before the annual meeting.

CORPORATE GOVERNANCE

The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission (the “SEC”) rules and regulations. This section describes key corporate governance guidelines and practices the Company has adopted.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics which is applicable to all our directors, officers, employees, agents and representatives, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions. Enclosed with this Proxy Statement is a copy of our Code of Conduct and Ethics.

Board Meetings and Attendance of Directors

During fiscal year 2007, the Board of Directors held three (3) meetings, all of which were attended by all of the Company’s Directors during the period that such person was a member of the Board of Directors, and took action by unanimous written consent on eleven (11) occasions. Directors are expected to attend all meetings. All of our Directors are expected to attend the Annual Meeting. Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Director Independence

Although we are not required to adopt director independence standards, in order to identify our directors and/or director-nominees who may qualify as independent directors, we have adopted the director independence standards of NASDAQ. The Board has reviewed each of the directors’ relationships with the Company in conjunction with such standard and has affirmatively determined that three of our directors, John Colloton, Edward Berger and Terry Brandstad, are independent of management and free of any relationship that would interfere with their independent judgment as members on the Board of Directors.

Committees of the Board of Directors

The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee operates under a charter that has been approved by the Board of Directors. A copy of the Audit Committee’s charter is enclosed with this Proxy Statement. Mr. Berger is the chairman of our Audit Committee and Mr. Pappajohn is the chairman of our Compensation Committee.

Audit Committee

The Audit Committee was formed in May 2007. The Audit Committee met four (4) times in 2007 and each member of the Audit Committee was present at such meeting. The Audit Committee is comprised of Edward Berger (Chairman), Terry Branstad, John Colloton and John Pappajohn. Under the director independence standards for audit committees of NASDAQ listed companies, Messrs. Berger, Branstad and Colloton are independent. Mr. Pappajohn is not independent because he has been (i) an executive officer of the Company within the past three years and (ii) he is the beneficial owner of more than 20% of the Company’s outstanding common stock.

The Audit Committee is responsible for matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information which is included in our Annual Report on Form 10-KSB, discussions with management and the independent auditors of the results of the annual audit and our quarterly financial statements, reviewing with management our system of internal controls and financial reporting process and monitoring our compliance program and system.

The Audit Committee operates pursuant to a written charter, which sets forth the functions and responsibilities of this committee. The Board of Directors has determined that although none of the members of the audit committee individually meet the SEC criteria of an “audit committee financial expert”, as defined in Item 407(d)(5) of Regulation S-K, the members, collectively, meet such criteria. We intend to have one individual meet the SEC criteria of an “audit committee financial expert” at such time as our audit committee is required.

Audit Committee Report

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of its independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors.

Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. McGladrey & Pullen LLP, as the Company’s independent auditors, are responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we have met and held discussions with management for the fiscal year ended December 31, 2007. Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management and the Company’s external auditors, McGladrey, the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and the Company’s internal control over financial reporting. We also discussed with McGladrey the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). McGladrey provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them. In determining McGladrey’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on McGladrey’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K. We also approved, subject to stockholder ratification, the selection of McGladrey as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Members of the Audit Committee:
Edward Berger (Chairman)
Gov. Terry Branstad
John Colloton
John Pappajohn

Compensation Committee

The Compensation Committee was formed in May 2007. The Compensation Committee is comprised of Messrs. Pappajohn (Chairman), Berger and Branstad. Under the NASDAQ director independence standards, Messrs Berger and Branstad are independent. Mr. Pappajohn is not independent because he has been an executive officer of the Company within the past three years. The Compensation Committee is responsible for matters relating to the development, attraction and retention of the Company’s management and for matters relating to the Company’s compensation and benefit programs. As part of its responsibilities, this committee evaluates the performance and determines the compensation of the Company’s Chief Executive Officer and approves the compensation of other senior officers, as well as to fix and determine awards to employees of stock options, restricted stock and other types of stock-based awards.

Director Nomination Process

The Company does not currently have a standing nominating committee or other committee performing similar functions, nor have we adopted a nominating committee charter. Given our available resources and that the OTCBB does not require us to have a nominating committee, the board of directors has determined that it is in the Company's best interest to have the full Board of Directors to participate in the consideration for director nominees.

In general, when the Board of Directors determines that expansion of the board or replacement of a director is necessary or appropriate, the full board will review through candidate interviews with members of management, consult with the candidate's associates and through other means determine a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. For example, the board would review any special expertise that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

The nominating committee will consider director candidates nominated by stockholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above. Stockholders desiring to suggest a candidate for consideration should send a letter to Thomas W. Fry, the Company's Secretary, and include: (a) a statement that the writer is a stockholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Compensation of Directors

Other than as described in “Executive Compensation” below, there were no other arrangements pursuant to which any director was compensated during fiscal 2007 for any services provided as a director.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. All five of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The name and age of each of the five nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.

Biographical Summaries of Nominees for the Board of Directors

Name of Nominee Age	Age	Position with the Company	Director Since
John Pappajohn	79	Chairman	1995

Richard W. Turner, Ph.D.	61	President, Chief Executive Officer and Director	2007

Edward B. Berger	79	Director	2007

Terry E. Branstad	61	Director	2007

John W. Colloton	77	Director	2007

John Pappajohn - Chairman of the Board of Directors

Mr. Pappajohn has been a Director of Pace Health Management Systems, Inc., our predecessor in interest, since 1995 and is a member of our Audit Committee and Chairman of our Compensation Committee. Since 1969, Mr. Pappajohn has been the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm, both located in Des Moines, Iowa. He also serves as a director for the following public companies: Allion Healthcare, Inc., American CareSource Holdings, Inc., Pharmathene, Inc., SpectraScience, Inc. and Careguide, Inc. Mr. Pappajohn has been an active private equity investor in healthcare companies for more than 30 years and has served as a director of more than 40 public companies. Mr. Pappajohn received his B.S.C. from the University of Iowa.

Richard W. Turner, Ph.D. - President, Chief Executive Officer and Director

Dr. Turner is currently our President, Chief Executive Officer and a Director. Prior to consulting for Pace Health Management Systems, Inc., our predecessor in interest, in May of 2006, Dr. Turner served as President and Chief Executive Officer of EyeTel Imaging from January 2004 to May 2006. Prior to January 2004, Dr. Turner served as President and Chief Executive Officer of BEI Medical Systems (“BEI Medical”), a company engaged in the development and marketing of a minimally invasive endometrial ablation system. BEI Medical was sold to Boston Scientific for approximately $95 million in 2002. Previously, President of the Healthcare Group for the Cooper Companies, Dr. Turner has held executive leadership positions in the medical industry for approximately 25 years, including President and Director of CooperLaserSonics, Inc., President of CooperVision,Inc., President and Chief Executive Officer/Director of Pancretec, Inc. (sold to Abbott Labs, Inc.) and President of Kay Laboratories (sold to Baxter, Inc.). Dr. Turner graduated from Old Dominion University with a Bachelor of Science degree, earned his M.B.A. from Pepperdine University and earned his Ph.D. from Berne University.

Edward B. Berger - Director

Mr. Berger has served on our board of directors since March 2007 and is Chairman of our Audit Committee and a member of our Compensation Committee. For the past 25 years, Mr. Berger has been President of Berger Equities Inc., a real estate investment firm owned by Mr. Berger and his spouse. For the past two years, Mr. Berger has been the sole owner and member of A Plus Consulting LLC. Since 2006, Mr. Berger is an executive director of American Caresource Holdings, Inc. Mr. Berger has extensive experience in the healthcare industry, having served as past President and CEO of Palo Verde Hospital, past President and member of the Board of Trustees of Kino Community Hospital, and past member of the Long Range Planning Committee of Tucson Medical Center, all in Tucson, Arizona. Until his resignation in November 2007, Mr. Berger was the Chief Executive Officer and sole director of CardSystems Solutions, Inc. ("CardSystems"), a privately-held credit card processing company. Mr. Berger became an independent director of CardSystems in June 2002. In 2006, CardSystems agreed to settle Federal Trade Commission charges that its failure to take appropriate security measures to protect consumer information was an unfair practice that violated federal law and caused security breaches, which resulted in fraudulent consumer credit card purchases. By way of settlement, CardSystems agreed to implement a comprehensive information security program and obtain audits by an independent third-party security professional every other year for 20 years. On May 11, 2006, the Board of Directors of CardSystems determined that it was in the best interests of its stockholders to liquidate its assets in a Chapter 11 bankruptcy. Upon the resignation of each member of the Board of Directors, at the request of certain stockholders of CardSystems, Mr. Berger became the sole director and Chief Executive Officer of CardSystems. On May 12, 2006, Mr. Berger caused CardSystems to file for bankruptcy protection under Chapter 11 of Title 11 of the U.S. Bankruptcy Code. As its liquidating agent, Mr. Berger oversaw CardSystems' Chapter 11 bankruptcy and liquidation. With the liquidation of CardSystems nearing completion, Mr. Berger resigned as the Chief Executive Officer and sole director of CardSystems in November 2007. Mr. Berger received a Juris Doctorate from New York Law School and a Masters Degree in Education as well as a Bachelor of Arts Degree in History and English from the University of Arizona. Mr. Berger is currently an Adjunct Professor in Political Science at Pima Community College and recently retired as Chairman of the MBA Advisory Council, Eller Graduate School of Management at the University of Arizona.

Terry E. Branstad - Director

Governor Branstad served on our board of directors since April 2007 and is a member of our Audit and Compensation Committees. Gov. Brandstad served as Governor of the State of Iowa from January 1983 to January 1999. After leaving the governor's office in 1999, he established Branstad and Associates, L.C., located in West Des Moines, and became a partner in the firm of Kaufman, Patee, Branstad & Miller, a public policy firm based in Washington, D.C. Since August 2003 he has been the President of Des Moines University. Governor Branstad also serves as a director of the Iowa Health System, Cementech, Advanced Analytical Technologies, Inc. and Liberty Bank FSB, all private companies. He is a public member of the American Institute of Certified Public Accountants Board. He served as a director of Featherlite, Inc., a public company, from 1999 until 2006. He was a partner in general law practice in Lake Mills, Iowa, from 1974 through 1982. Governor Branstad earned an undergraduate degree from the University of Iowa in 1969 and a law degree from Drake University in Des Moines in 1974.

John W. Colloton - Director

Mr. Colloton has served as one of our directors since July 2007 and is a member of our Audit Committee. He is currently Director Emeritus of the University of Iowa Hospitals and Clinics and serves as the lead director of Wellmark, Inc. (Iowa-South Dakota Blue Cross and Blue Shield) and as a director of AmericanCareSource in Dallas, Texas. From 1989 to 2003, Mr. Colloton served as a director of Baxter International Inc. and from 2004 to 2006, he served as a director of Allion Healthcare Inc. From 1971 to 1993, Mr. Colloton was director and Chief Executive Officer of the University of Iowa Hospitals and Clinics, and from 1993 through 2000, he served as Vice President of the University of Iowa for Statewide Health Services. Mr. Colloton received his B.A. in business administration from Loras College and holds a masters degree in hospital administration from the University of Iowa.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Messrs. Pappajohn, Turner, Berger, Branstad and Colloton. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

PROPOSAL 2
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company’s Board of Directors, upon the recommendation of the Audit Committee, of McGladrey & Pullen, LLP (“McGladrey”) as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2008. The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected and approved McGladrey as independent auditors to audit and report upon the Company’s financial statements. McGladrey has no direct or indirect financial interest in the Company.

A representative of McGladrey is expected to be present at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Vote Required

The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of McGladrey as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year 2008.

Information about Fees Billed by Independent Auditors

The following table sets forth fees billed to us for professional services by our independent registered public accounting firm McGladrey & Pullen, LLP and RSM McGladrey, Inc. its affiliate, during the period covering the fiscal years ended December 31, 2007 and 2006:

Description	2007	2006*

Audit Fees (i)	$102,500	$79,000

Audit-Related Fees (ii)	$70,000	$8,000

Tax Fees (iii)	$7,250	$700

All Other Fees	$0	$0

(i)
Audit fees to McGladrey & Pullen, LLP consist of fees for professional services rendered for the audit of the company’s financial statements, review of the 10-KSB filing, and review of the financial statements included in the company’s quarterly reports.

(ii)
Audit-Related fees to McGladrey & Pullen, LLP relate to work performed on the acquisition of Conmed, the related private placement memorandum, SB-2 and related amendments and purchase accounting matters.

(iii)	Tax fees to RSM McGladrey, Inc. consist of compliance fees for the preparation of federal and state tax returns and consulting on analysis on various other tax matters.

* Fees for 2006 include fees for Pace Health Management Systems, Inc. and Conmed, Inc.

For the year ended December 31, 2007, the Company incurred no professional fees to its independent auditors with respect to other services. For the years ended December 31, 2007 and 2006, there were no fees billed by the Company’s independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

The Board of Directors has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

PROPOSAL 3

APPROVAL OF AMENDMENT TO
2007 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE THEREUNDER

2007 Stock Option Plan

General

The 2007 Stock Option Plan (the “Plan”) was approved at a special meeting of the Company’s stockholders in March 2007. The Plan currently authorizes the Company to issue up to 1,600,000 shares of Common Stock for issuance upon exercise of options, and such shares have been reserved. The Plan authorizes the Company to grant:

•	incentive stock options to purchase shares of common stock,

•	non-qualified stock options to purchase shares of Common Stock, and

•	Shares of restricted common stock.

Description of the 2007 Stock Option Plan

The purpose of the 2007 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO"). The 2007 Plan also provides for the issuance of restricted stock units to such parties. The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the 2007 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

The benefits to be derived from the 2007 Plan, if any, are not quantifiable or determinable.

ADMINISTRATION OF THE PLAN. The 2007 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2007 Plan.

Subject to the other provisions of the 2007 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options and restricted stock units; (ii) to determine the fair market value of the Common Stock subject to options and restricted stock grants; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options or restricted stock units shall be granted, and the number of shares subject to each option or restricted stock award; (v) to interpret the 2007 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2007 Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee or grantee, to modify or amend any option or restricted stock grant; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option or restricted stock unit; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2007 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

SHARES OF STOCK SUBJECT TO THE 2007 PLAN. Currently, the total number of shares of common stock which may be issued under options or restricted stock units granted pursuant to the 2007 Plan is 1,600,000 shares of common stock, $.0001 par value per share. The Board of Director is proposing to increase the number of shares of stock or options issuable under the plan to 2,350,000 shares of common stock.

The number of shares of Common Stock subject to options or restricted stock units granted pursuant to the 2007 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 2007 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

LIQUIDATION, DISSOLUTION OR CHANGE OF CONTROL. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee and grantee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options and grants shall be assumed or equivalent options or grants shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

PARTICIPATION. Every person who at the date of grant of an option or restricted stock unit is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs, ISOs or restricted stock awards under the 2007 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs or restricted stock awards under the 2007 Plan. The term "Affiliate" as used in the 2007 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

OPTION PRICE. The exercise price of a NQSO shall be equal to the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The 2007 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

RESTRICTIONS ON GRANT AND EXERCISE OF OPTIONS. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2007 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

RESTRICTIONS ON GRANT OF RESTRICTED STOCK. A grantee of restricted stock may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any restricted stock units, nor may such restricted stock units be made subject to execution, attachment or similar process or otherwise be disposed of, whether by operation of law or otherwise, until the lapse of the period during which restrictions on transfer, and such other restrictions as the Board may impose, are in effect. The Board may in its discretion impose such other restrictions and conditions on restricted stock units awarded as it deems appropriate , including, without limitation, the imposition of provisions that will result in the forfeiture of restricted stock units (or gains realized by a grantee) in the event the grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers.

TERMINATION OF THE 2007 PLAN. The 2007 Plan shall become effective upon adoption by the Board of Directors; provided, however, that no option shall be exercisable, nor shall any grants of restricted stock be made thereunder, unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the 2007 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 2007 Plan shall be treated as NQSOs. Options and restricted stock units may be granted and exercised under the 2007 Plan only after there has been compliance with all applicable federal and state securities laws. The 2007 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

TERMINATION OF EMPLOYMENT OF OPTIONEE. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 2007 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

TERMINATION OF EMPLOYMENT OF GRANTEE: If a grantee is subject to a Termination prior to the expiration of the restricted period applicable to any restricted stock units granted to such grantee, or prior to the satisfaction of any other conditions established by the Board applicable to such grant, any such restricted stock units then remaining subject to restrictions shall be forfeited by the grantee. Restricted stock units forfeited pursuant to the preceding sentence shall be transferred to, and cancelled by, the Company without payment of any consideration by the Company, and neither the grantee nor any of the grantee’s successors, heirs, assigns or personal representatives shall thereafter have any rights or interests in such restricted stock units.

AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the 2007 Plan. Without the consent of an optionee or grantee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options or restricted stock grants, except to conform the 2007 Plan and ISOs granted under the 2007 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

TAX TREATMENT OF RESTRICTED STOCK GRANTS. A grantee of restricted stock under the 2007 Plan will recognize ordinary income in an amount equal to the fair market value of the stock. Generally the income will be recognized at the time the stock vests and will equal the fair market value of the stock on the date it vests. However, a recipient may, by following certain procedures, elect to recognize the income at the date of the grant of the stock. In this case, the amount of income recognized will equal the fair market value of  the stock on the date of grant. In general, the Company will receive a compensation expense deduction with respect to grants of restricted stock made under the 2007 Plan. The amount of the deduction in any tax year will generally be equal to the amounts included as compensation in the income of grant recipients in that year. Accordingly, the amount and timing of the Company's deduction will depend, among other things, on the value of the Company's stock from time to time and on whether recipients make the election to recognize income on the date grants are made.

The Company will not be able to deduct, with respect to grants of restricted stock made under the 2007 Plan, any amount that would not be deductible under the ordinary rules relating to the deduction of compensation.  For example,  under certain circumstances, accelerated vesting of restricted stock in connection with a change in control of the Company could, when combined with other compensation that might be paid by the Company in connection with such event, give rise to a so-called "excess parachute payment" for tax purposes.  If this were to occur, the Company will not be able to deduct the excess parachute payment.

A recipient of restricted stock under the 2007 Plan who elects to recognize income at the date of the grant of the stock may later forfeit the stock.  In this case the Company will have to add to its taxable income an amount equal to any compensation expense deduction received by it with respect to the grant.

Vote Required

To amend the Company’s 2007 Stock Option Plan to increase the number of stock options reserved for issuance under such plan from one million six hundred thousand (1,600,000) to two million three hundred fifty thousand (2,350,000), an affirmative vote of the holders of a majority of shares voting on the proposal must be obtained. Abstentions and brokers non-votes will have no effect on the outcome. If the proposal is not approved by the stockholders, Proposal 3 will not be effective and the proposal will not be implemented.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2007 STOCK OPTION PLAN.

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last fiscal year awarded to, earned by, or paid to our Chief Executive Officer and the two most highly paid executive officers serving as such at the end of 2007 whose salary and bonus exceeded $100,000 for the year ended December 31, 2007 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE[1]
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards[1] ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Richard W. Turner, President & Chief Executive Officer[2]	2007	$218,158	$50,000	--	$1,172,051	--	--	$3,990	$1,444,199
Howard M. Haft, MD VP and Chief Medical Officer[3]	2007	225,961	--	--	97,672	--	--	--	319,840
Thomas W. Fry, Chief Financial Officer [4]	2007	161,538	20,000	--	138,302	--	--	8,654	332,287

1 Amounts shown represent the amount recognized for financial statement reporting purposes with respect to the 340-day period from January 26, 2007 to December 31, 2007 in accordance with FAS 123R.

2 Dr. Turner’s Option Awards reflects options from the 2007 Stock Option Plan awarded on January 15, 2007 to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $2.01 per share. The options expire on January 14, 2017 and are contingent upon Dr. Turner’s continued employment with the Company.

Not included in the table above is compensation for Dr. Turner, who served as a consultant for the Company prior to becoming an officer for the period from May 2006 to January 25, 2007. Dr. Turner was paid consulting fees of $10,000 and $140,227 for the years 2007 and 2006, respectively.

3 Dr Haft’s Option Awards reflects options from the 2007 Stock Option Plan awarded on January 15, 2007 to purchase 83,334 shares of the company’s common stock at an exercise price of $2.01 per share. The options expire on January 14, 2017 and are contingent upon Dr. Haft’s continued employment with the Company.

Not included in the table above is compensation for Dr. Haft, who served as Chief Medical Officer of Conmed, Inc. prior to its acquisition by the Company. Dr. Haft was not paid a salary for the period from January 1, 2007 to January 25, 2007. Dr. Haft was paid $263,971 for the year ending December 2006 and received a bonus of $43,783.

4 Mr. Fry’s Option Awards reflects options from the 2007 Stock Option Plan awarded on January 15, 2007 to purchase 118,000 shares of the company’s common stock at an exercise price of $2.01 per share. The options expire on January 14, 2017 and are contingent upon Mr. Fry’s continued employment with the Company.

Not included in the table above is compensation for Mr. Fry, who served as a non-executive employee of the Company prior to becoming an officer for the period from September 2006 to January 25, 2007. Mr. Fry was paid a salary of $15,022 and $43,629 for the years 2007 and 2006, respectively.

Narrative disclosure to Summary Compensation Table

The Company’s Chief Executive Officer for the year ended December 31, 2006, John Pappajohn, did not receive any compensation during the year ended December 31, 2006. Other than as disclosed in the Summary Compensation Table, there were no other persons who served as executive officers of the Company during the year ended December 31, 2007 whose total annual salary and bonus for the year exceeded $100,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS	STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Richard W. Turner, President & Chief Executive Officer [1]	100,000	900,000	--	$2.01	01/14/17	--	--	--	--
Howard M. Haft, MD VP and Chief Medical Officer[2]	--	83,334	--	$2.01	01/14/17	--	--	--	--
Thomas W. Fry, Chief Financial Officer[3]	--	118,000	--	$2.01	01/14/17	--	--	--	--

1 These options vest over 4 years based on the following schedule: 225,000 on January 15, 2008 and 18,750 on the 15th of each month for the following 36 months.

2 These options vest over 4 years based on the following schedule: 20,834 on January 15, 2008 and 1,736 on the 15th of each month for the following 36 months. Any rounding differences between the total number of shares awarded and the total number of shares vested will be adjusted in the final vesting month.

3 These options vest over 4 years based on the following schedule: 29,500 on January 15, 2008 and 2,458 on the 15th of each month for the following 36 months. Any rounding differences between the total number of shares awarded and the total number of shares vested will be adjusted in the final vesting month.

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash[1] ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
John Pappajohn, Chairman[2]	$3,000	--	14,651[1]	--	--	—[3]	$17,651
Edward Berger[3]	3,000	--	20,447[2]	--	--	—	23,447
Terry Branstad[4]	3,000	--	20,447[2]	--	--	—	23,447
John Colloton[3]	1,000	--	--[3]	--	--	—	1,000

1 A fee of $1,000 is paid to each director who is not an officer or employee of the Company for attending, in person, a regularly scheduled or special meeting of the Board of Directors and $500 if the director participates in the meeting via conference call. A fee of $500.00 is paid to each outside director for attending in person a regularly scheduled or special committee meeting, (i.e. audit and compensation), if the meeting is held on a different day than the Board meeting. Additionally, a one-time grant of 40,000 non-qualified stock options to outside directors was issued on the date of their initial appointment to the Board of Directors at the closing price on the issue date, vesting over three years and contingent upon their continued service on the Board. The Company will reimburse all directors for approved board related business travel expenses along with other board related approved business expenses according to Company policy. This fee structure is for outside directors only and does not include employees of the Company attending board or committee meetings.

2 Mr. Pappajohn received an award to purchase 40,000 shares of the Company's common stock from the Company's 2007 Stock Option Plan on April 4, 2007. The option award vested 13,333 options on April 4, 2008 and 741 options on the 4th of each calendar month thereafter for the following 24 months or until such time as Mr. Pappajohn is no longer a director of the Company. Any rounding differences between the total award and the total number of shares vested will be adjusted in the final vesting month.

3 Mr. Berger and Mr. Branstad were elected to the Board of Directors on March 13, 2007 whereupon each received an award to purchase 40,000 shares of the company's common stock from the 2007 Stock Option Plan on March 13, 2007. The option awards vested 13,333 options on March 12, 2008 and 741 options on the 12th of each calendar month thereafter for the following 24 months or until such time as they are no longer directors with the Company. Any rounding differences between the total award and the total number of shares vested will be adjusted in the final vesting month.

4 Mr. Colloton was elected to the Board of Directors on August 8, 2007 and received an award valued at $19,185 to purchase 40,000 shares of the Company's common stock from the 2007 Stock Option Plan on August 8, 2007. The award is subject to approval by the stockholders of the Company of an increase in the number of shares available to be issues under the plan. In the event an increase in the available shares is approved by the stockholders or the cancellation of shares previously issued shares under the plan make it possible for the Company to issue the option award, Mr. Colloton's option award will vest 13,333 on August 7, 2008 and 741 on the 12th of each calendar month thereafter for the following 24 months or until such time as Mr. Colloton is no longer a director with the Company. Any rounding differences between the total award and the total number of shares vested will be adjusted in the final vesting month.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities (“Reporting Persons”) are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2007, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, except that (i) two reports, covering a total of four transaction were not timely filed by our Chairman, John Pappajohn, (ii) one report, covering a total of one transaction was not timely filed by our President, Chief Executive Officer and Director, Dr.Richard Turner, Ph.D., (iii) one report, covering a total of one transaction was not timely filed by our Secretary and Chief Financial Officer, Thomas W. Fry, (iv) one report, covering a total of one transaction was not timely filed by our Executive Vice President and Chief Medical Officer, Dr. Howard Haft, M.D., and (v) two reports, covering a total of nine transactions were not timely filed by our Director, Edward Berger.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, our only class of outstanding voting securities as of April 21, 2008 based on 12,024,222 aggregate shares of Common Stock outstanding or acquirable within 60 days pursuant to options, warrants, conversion privileges or other rights as of such date, by: (i) each person who is known by us to own beneficially more than 5% of our outstanding Common Stock with the address of each such person, (ii) each of our present directors and officers, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owner(1)	Number of Shares Common	% of Class
DIRECTORS AND OFFICERS:
John Pappajohn (2) 2116 Financial Center, Des Moines, Iowa 50309	2,523,898	21.0%
Edward B. Berger (3) 7250 Parkway Drive Suite 400 Hanover, MD 21076	31,667	*
Terry E. Brandstad (3) 7250 Parkway Drive Suite 400 Hanover, MD 21076	16,667	*
John W. Colloton 7250 Parkway Drive Suite 400 Hanover, MD 21076	--
Richard W. Turner (4) 7250 Parkway Drive, Suite 400 Hanover, MD 21076	418,750	3.4%
Howard M. Haft (4) 7250 Parkway Drive, Suite 400 Hanover, MD 21076	562,848	4.7%
Thomas W. Fry (4) 7250 Parkway Drive, Suite 400 Hanover, MD 21076	41,792	*
All directors and named executive officers as a group (7 persons))	3,595,621	28.6%
OTHER 5% OR MORE STOCKHOLDERS
Gainsborough, LLC 420 Bedford Street, Suite 110 Lexington MA, 02420	893,544	7.4%
Lehman Brothers Holdings, Inc (5) 745 Seventh Avenue New York, NY 10019	2,666,667	21.0%
The Pinnacle Fund, LLP (5) Preston Park Blvd, Suite 240 Plano, TX 75093	2,666,667	21.0%
All 5% or more stockholders	6,226,878	46.6%
All Directors, Officers and 5% of more stockholders	9,822,499	70.7%

(1) Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community proper

(2) Mr. Pappajohn's beneficial ownership includes 5,000 common stock shares held by Halkis, Ltd, and 5,496 common shares held by the John and Marry Pappajohn Scholarship Foundation, both affiliates of Mr. Pappajohn and 2,497,846 common stock shares plus options to purchase 15,556 shares of common stock issued under the 2007 Stock Option Plan that may be acquired within 60 days of April 21, 2007 at $2.55 per share.

(3) Mr. Berger's and Mr. Branstad's beneficial ownership includes options to purchase 16,667 shares of common stock issued under the 2007 Stock Option Plan that may be acquired within 60 days of April 21, 2007 at $3.30 per share.

(4) Dr. Turner’s, Dr. Haft’s and Mr. Fry’s beneficial ownership each includes options to purchase 418,750, 29,514 and 41,792, respectively, shares of common stock issued under the 2007 Stock Option Plan that may be acquired within 60 days of April 21, 2007 at $2.01 per share.

(5) Lehman Brother Holding's and The Pinnacle Fund's beneficial ownership each includes 500,000 warrants to purchase common stock at $0.30 per share and 166,667 warrants to purchase common stock at $2.50 per share.

Certain Relationships and Related Party Transactions

During the first quarter of 2007 and the entire year of 2006, we accrued $4,167 on a monthly basis, plus direct expenses, to Equity Dynamics, Inc., an entity wholly owned by John Pappajohn, Chairman of the Company, for administrative services that include: accounting, investor relations, SEC reporting and other consulting services. In addition to these administrative expenses, we also reimbursed Equity Dynamics, Inc. for expenses related to the negotiation and consummation of the acquisition of Conmed, Inc. on January 2007. Such accruals related to Equity Dynamics, Inc. for the 340-day period ended December 31, 2007, the 25-day period ended January 25, 2007 and the twelve-month period ended December 31, 2006 totaled $8,353 and $6,264 and $37,500, respectively. Accounts payable to Equity Dynamics, Inc. as of December 31, 2007 and December 31, 2006 were $0 and $5,796, respectively.

GENERAL

Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company’s Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Conmed Healthcare Management, Inc., 7250 Parkway Drive, Suite 400, Hanover, MD 21076, Attn: Thomas W. Fry, Secretary and Chief Financial Officer.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors and FOR the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Stockholder Proposals for the 2009 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2009 Annual Meeting of Stockholders must be received by the Company at its office in Hanover, Maryland on or before December 31, 2008 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholder nominations or proposals for the 2008 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Hanover, Maryland.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors’ recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Items 1, 2 and 3 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

/s/ Richard W. Turner, Ph.D.
Richard W. Turner, Ph.D.
President and Chief Executive Officer
April 23, 2008

CONMED HEALTHCARE MANAGEMENT, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CONMED HEALTHCARE MANAGEMENT, INC.

This Proxy is solicited on behalf of the Board of Directors of Conmed Healthcare Management, Inc.

The undersigned hereby appoint(s) Richard Turner and Thomas Fry with the power of substitution and resubstitution to vote any and all shares of capital stock of Conmed Healthcare Management, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, May 29, 2008, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.	ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name below.)

John Pappajohn, Richard Turner, Edward B. Berger, Terry E. Brandstad, John Colloton.

2.	RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2008.

☐	FOR the ratification of the appointment of McGladrey & Pullen LLP	☐	WITHHOLD AUTHORITY	☐	ABSTAIN

3.	AMENDMENT OF THE COMPANY’S 2007 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

☐	FOR the Amendment of the 2007 Stock Option Plan	☐	WITHHOLD AUTHORITY	☐	ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FIVE NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2008 IN ITEM 2 AND THE AMENDMENT OF THE COMPANY’S 2007 STOCK OPTION PLAN IN ITEM 3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope.
Dated:
Signature:
Signature if jointly owned:
Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE